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Michael C. Rechin President and Chief Executive Officer THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

3 Forward-Looking Statement The Corporation may make forward-looking statements about its relative business outlook. These forward-looking statements and all other statements made during this meeting that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results. Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the balance sheet or income statement. Please refer to our press releases, Form 10-Qs and 10-Ks concerning factors that could cause actual results to differ materially from any forward-looking statements. THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

• $0.38 1st Quarter EPS • Revenue Momentum Throughout Results • Asset Quality Improvement Continues • Partial SBLF Repayment • Increased Common Dividend Announced 4 1st Quarter 2013 Highlights THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

Mark K. Hardwick Executive Vice President and Chief Financial Officer THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

6 Total Assets 2011 2012 Q1-’12 Q1-’13 1. Investments $ 946 $ 874 $ 960 $ 870 2. Loans Held for Sale 18 22 22 27 3. Loans 2,713 2,902 2,793 2,880 4. Allowance (71) (69) (70) (69) 5. CD&I & Goodwill 150 150 150 149 6. BOLI 124 125 123 126 7. Other 293 301 258 270 8. Total Assets $4,173 $4,305 $4,236 $4,253 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ($ in Millions) ®

7 Commercial & Industrial Loans 22.0% Commercial Real Estate Owner- Occupied 15.0% Commercial Real Estate Non- Owner Occupied 24.8% Land & Lot 2.6% Agricultural Land 4.3% Agricultural Production 3.6% Other Non- Consumer 1.3% Residential Mortgage 17.0% Home Equity 6.9% Other Consumer 2.5% Loan and Yield Detail (as of 3/31/2013) YTD Yield = 5.15% Total = $2.9B THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

8 Investment Portfolio (as of 3/31/2013) • $870 Million Balance • Average duration – 3.9 years • Tax equivalent yield of 3.69% • Net unrealized gain of $33.8 million THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com Tax-Exempt Municipals 29% Mortgage-Backed Securities 33% Collateralized Mortgage Obligations 33% Corporate Obligations 5% ®

9 2011 2012 Q1-’12 Q1-’13 1. Customer Non-Maturity Deposits $2,196 $2,479 $2,273 $2,482 2. Customer Time Deposits 816 739 836 706 3. Brokered Deposits 123 128 170 123 4. Borrowings 378 260 287 260 5. Other Liabilities 34 39 31 37 6. Hybrid Capital 111 107 111 107 7. Preferred Stock (SBLF) 91 91 91 68 8. Common Equity 424 462 437 470 9. Total Liabilities and Capital $4,173 $4,305 $4,236 $4,253 Total Liabilities and Capital ($ in Millions) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

10 Demand Deposits, 47% Savings Deposits, 27% Certificates & Time Deposits of >$100,000, 7% Certificates & Time Deposits of <$100,000, 15% Brokered Deposits, 4% YTD Cost = .46% Total = $3.3B Deposits and Cost of Funds Detail (as of 03/31/2013) THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

11 2011 2012 Q1-’12 Q1-’13 1. Total Risk-Based Capital Ratio 16.54% 16.34% 16.39% 15.91% 2. Tier 1 Risk-Based Capital Ratio 13.92% 14.15% 14.14% 14.03% 3. Leverage Ratio 10.17% 11.03% 10.61% 11.00% 4. Tier 1 Common Risk- Based Capital Ratio 8.83% 9.62% 9.20% 10.20% 5. TCE/TCA 6.84% 7.55% 7.07% 7.88% Capital Ratios THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

12 Net Interest Margin THE STRENGTH OF BIG. THE SERVICE OF SMALL. Q1 - '11 Q2 - '11 Q3 - '11 Q4 - '11 Q1 - '12 Q2 - '12 Q3 - '12 Q4 - '12 Q1 - '13 Net Interest Income - FTE ($millions) $ 36.9 $ 37.3 $ 37.3 $ 37.6 $ 37.6 $ 39.5 $ 41.3 $ 39.7 $ 40.8 Tax Equivalent Yield on Earning Assets 5.11% 5.04% 5.01% 4.83% 4.74% 4.75% 4.89% 4.58% 4.70% Cost of Supporting Liabilities 1.16% 1.05% 0.99% 0.84% 0.78% 0.64% 0.57% 0.48% 0.45% Net Interest Margin 3.95% 3.99% 4.02% 3.99% 3.96% 4.11% 4.32% 4.10% 4.25% 3.96% 4.04% 4.04% 3.97% 4.17% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 4.40% $35 $36 $37 $38 $39 $40 $41 $42 Q1 - '11 Q2 - '11 Q3 - '11 Q4 - '11 Q1 - '12 Q2 - '12 Q3 - '12 Q4 - '12 Q1 - '13 Net Interest Income - FTE ($millions) Net Interest Margin Net Interest Margin - Adjusted www.firstmerchants.com ®

13 2011 2012 Q1-’12 Q1-’13 1. Service Charges on Deposit Accounts $12.0 $11.6 $ 2.8 $ 2.7 2. Trust Fees 7.7 7.9 2.0 2.1 3. Insurance Commission Income 5.7 6.2 1.7 2.2 4. Electronic Card Fees 6.5 7.3 1.7 1.8 5. Cash Surrender Value of Life Ins 2.6 3.4 1.4 0.7 6. Gains on Sales Mortgage Loans 7.4 10.6 2.0 2.4 7. Securities Gains/Losses 2.0 2.4 0.8 0.2 8. Gain on FDIC-Modified Whole-Bank Transaction – 9.1 9.1 – 9. Other 5.2 5.8 1.2 1.8 10. Total $49.1 $64.3 $22.7 $13.9 11. Adjusted Non-Interest Income1 $47.1 $52.8 $12.8 $13.7 1Adjusted for Bond Gains & Losses and Gain on FDIC-Modified Whole-Bank Transaction Non-Interest Income THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ($ in Millions) ®

14 Non-Interest Expense 2011 2012 Q1-’12 Q1-’13 1. Salary & Benefits $ 74.7 $ 79.4 $19.4 $20.8 2. Premises & Equipment 16.9 17.4 4.4 4.4 3. Core Deposit Intangible 3.5 1.9 0.5 0.4 4. Professional Services 2.2 2.3 0.7 0.6 5. OREO/Credit-Related Expense 10.6 8.2 2.2 1.9 6. FDIC Expense 5.5 3.5 1.1 0.7 7. Outside Data Processing 5.7 5.7 1.4 1.5 8. Marketing 2.0 2.2 0.4 0.5 9. Other 14.8 16.5 3.9 3.9 10. Non-Interest Expense $135.9 $137.1 $34.0 $34.7 THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ($ in Millions) ®

15 2011 2012 Q1-’12 Q1-’13 1. Net Interest Income-FTE1 $149.1 $153.5 $ 37.6 $ 40.0 2. Non Interest Income2 47.1 52.8 12.8 13.7 3. Non Interest Expense (135.9) (137.1) (34.0) (34.7) 4. Pre-Tax Pre-Provision Earnings $ 60.3 $ 69.2 $ 16.4 $ 19.0 5. Provision (22.6) (18.5) (4.9) (2.1) 6. Adjustments1, 2 2.0 16.1 9.9 1.0 7. Taxes – FTE (14.4) (21.7) (7.1) (6.0) 8. Gain/(Loss) on CPP/Trust Preferred (12.3) − − – 9. Preferred Stock Dividend (4.0) (4.5) (1.1) (0.9) 10. Net Income Avail. for Distribution $ 9.0 $ 40.6 $ 13.2 $ 11.0 11. EPS $ 0.34 $ 1.41 $ 0.46 $ 0.38 1Adjusted for Fair Market Value Accretion 2Adjusted for Bond Gains & Losses and Gain on FDIC-Modified Whole-Bank Transaction Earnings THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ($ in Millions) ®

16 Earnings Per Share 2011 Q1 Q2 Q3 Q4 Total 1. Reported $ .17 $ .18 ($ .25) $ .24 $ .34 2. Adjusted $ .17 $ .18 $ .21 $ .24 $ .80 2012 Q1 Q2 Q3 Q4 Total 1. Reported $ .46 $ .28 $ .35 $ .32 $1.41 2. Adjusted $ .25 $ .26 $ .29 $ .29 $1.09 2013 Q1 Q2 Q3 Q4 Total 1. Reported $ .38 – – – $ .38 2. Adjusted $ .36 – – – $ .36 1Adjusted for gains and losses on CPP/Trust Preferred refinance and repayment net of taxes (Line 8 on slide 15) 2Adjusted for gain on FDIC-Modified Whole-Bank Transaction and Fair Market Value Accretion 1 2 THE STRENGTH OF BIG. THE SERVICE OF SMALL. 2 www.firstmerchants.com ®

John J. Martin Executive Vice President and Chief Credit Officer ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com

18 Asset Quality Summary THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ® % Change % Change ($ in Millions) 2011 2012 Q1-'12 Q1-'13 Linked Qtr. Year over Year 1. Non-Accrual Loans 69.6$ 53.4$ 74.5$ 46.8$ (12.4%) (37.2%) 2. Other Real Estate 16.3 13.3 15.6 13.1 (1.5%) (16.0%) 3. Renegotiated Loans 14.3 12.7 6.7 5.4 (57.5%) (19.4%) 4. 90+ Days Delinquent Loans 0.6 2.0 0.2 1.0 (50.0%) 400.0% 5. Specific Reserves 7.6 4.2 5.9 3.6 (14.3%) (39.0%) 6. Allowance for Loan and Lease Losses 70.9 69.4 70.4 68.5 (1.3%) (2.7%) 7. ALLL/Non-Accrual Loans 101.9% 129.9% 94.5% 146.6% 12.9% 55.1% 8. Classified Assets 227.2$ 184.4$ 225.2$ 172.7$ (6.4%) (23.3%) 9. Criticized Assets (includes Classified) 319.2$ 250.2$ 341.2$ 242.7$ (3.0%) (28.9%)

19 Net Charge-Offs, Provision & Allowance Allowance coverage of non-accrual loans increases to 146.6% Allowance to loans at 2.36% Q1 gross charge-offs $6.6MM offset by recoveries of $3.7MM ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com

20 Non-Performing Asset Reconciliation ($ in Millions) Q2-'12 Q3-'12 Q4-'12 Q1-'13 1. Beginning Balance NPA's & 90+ Days Delinquent $97.0 $81.9 $79.6 $81.4 Non-Accrual 2. Add: New Non-Accruals 6.6 8.3 6.8 6.9 3. Less: To Accrual/Payoff/Renegotiated (9.2) (5.1) (3.2) (3.7) 4. Less: To OREO (1.1) (1.5) (1.6) (3.2) 5. Less: Charge-offs (7.6) (7.8) (5.6) (6.6) 6. Increase / (Decrease): Non-Accrual Loans (11.3) (6.1) (3.6) (6.6) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 1.1 1.5 1.6 3.2 8. Less: ORE Sold (1.6) (1.1) (1.4) (2.3) 9. Less: ORE Losses (write-downs) (0.9) (0.8) (0.7) (1.0) 10. Increase / (Decrease): ORE (1.4) (0.4) (0.5) (0.1) 11. Increase / (Decrease): 90+ Days Delinquent 0.4 1.3 0.1 (1.1) 12. Increase / (Decrease): Restructured Loans (2.8) 2.9 5.8 (7.3) 13. Total NPA Change (15.1) (2.3) 1.8 (15.1) 14. Ending Balance NPA's & 90+ Days Delinquent $81.9 $79.6 $81.4 $66.3 ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com

($ in Millions) 2011 2012 Q1-'12 Q1-'13 $ % $ % 1. Commercial & Industrial 532.5$ 622.6$ 546.3$ 638.0$ 15.4$ 2.5% 91.7$ 16.8% 2. Construction (land and land development) 81.8 98.6 92.7 75.9 (22.7) (23.0%) (16.8) (18.1%) 3. CRE Non-Owner Occupied 598.1 706.3 632.7 722.1 15.8 2.2% 89.4 14.1% 4. CRE Owner Occupied 464.7 434.2 466.3 434.5 0.3 0.1% (31.8) (6.8%) 5. Agricultural Production 104.5 112.5 97.2 104.3 (8.2) (7.3%) 7.1 7.3% 6. Agricultural Land 131.4 126.2 130.1 123.9 (2.3) (1.8%) (6.2) (4.8%) 7. Residential Mortgage 499.4 495.8 520.5 494.2 (1.6) (0.3%) (26.3) (5.1%) 8. Home Equity 191.6 203.5 210.6 201.8 (1.7) (0.8%) (8.8) (4.2%) 9. Other Non-Consumer 39.5 46.5 36.9 38.1 (8.4) (18.1%) 1.2 3.3% 10. Other Consumer 87.8 78.3 81.8 73.3 (5.0) (6.4%) (8.5) (10.4%) 11. Total Loans 2,731.3$ 2,924.5$ 2,815.1$ 2,906.1$ (18.4)$ (0.6%) 91.0$ 3.2% Change Linked Quarter Year over Year 21 Loan Portfolio Trends ® THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com

Michael C. Rechin President and Chief Executive Officer THE STRENGTH OF BIG. THE SERVICE OF SMALL. www.firstmerchants.com ®

FMC Strategy THE STRENGTH OF BIG. THE SERVICE OF SMALL. “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . .” • Retail Banking • Commercial Banking • Middle Market • Agriculture • Healthcare Services • Real Estate • Business Banking • Cash Management • Mortgage Banking • Trust Services (Fiduciary, Custody) • Insurance Products “We specialize in our communities” www.firstmerchants.com 23 ® ®

• Building on Our 120-Year History • Specific Key Projects for Compliance, Revenue and Efficiency • Promoted Chief Credit Officer to Executive Vice President • Continue to Assess M&A Environment Opportunities • Evaluate Hybrid Capital Structure Alternatives 24 2013 Recap and Outlook “The Strength of Big. The Service of Small.” www.firstmerchants.com ®

25 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.firstmerchants.com Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com THE STRENGTH OF BIG. THE SERVICE OF SMALL. FIRST MERCHANTS and the Shield Logo are registered trademarks of First Merchants Corporation ®